Exhibit 24.2

POWER OF ATTORNEY

The PNC Financial Services Group, Inc.

The undersigned officer of The PNC Financial Services Group, Inc. (“PNC”), a Pennsylvania corporation, hereby names, constitutes and appoints Christi Davis and George P. Long, III, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned’s true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, one or more Registration Statements on Form S-8 (or other appropriate form) to be filed for: (1) the registration of deferred compensation obligations pursuant to the plans set forth on Exhibit A hereto; or (2) the offering and/or sale of shares of PNC common stock in connection with the plans set forth on Exhibit B hereto; and in addition to the plans set forth on Exhibit A and B hereto, any successor plan or plans, and any and all amendments (including post-effective amendments) to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney as of this 6th day of March, 2011.

Name/Signature	Capacity

/s/ Gregory H. Kozich	Controller (Principal Accounting Officer)
Gregory H. Kozich

EXHIBIT A

Deferred Compensation Obligation Plans

The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan

The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan

EXHIBIT B

Equity Award Plans

The PNC Financial Services Group, Inc. 1996 Executive Incentive Award Plan

The PNC Financial Services Group, Inc. 2006 Incentive Award Plan